UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2018

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On February 14, 2018, The Interpublic Group of Companies, Inc. (i) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing its results for the full year and fourth quarter 2017, (ii) held a conference call to discuss the foregoing results, on which prepared remarks were delivered, a copy of which are attached hereto as Exhibit 99.2 and incorporated by reference herein, and (iii) posted an investor presentation, a copy of which is attached hereto as Exhibit 99.3 and incorporated by reference herein, on its website in connection with the conference call.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1:  Press release dated February 14, 2018 (furnished pursuant to Item 2.02)

Exhibit 99.2: Conference call prepared remarks dated February 14, 2018 (furnished pursuant to Item 2.02)

Exhibit 99.3:  Investor presentation dated February 14, 2018 (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: February 14, 2018	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Senior Vice President, General Counsel and Secretary